Exhibit 99.2



BEAR STEARNS

                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009



DATE:              June 29, 2006

TO:                COUNTRYWIDE HOME LOANS, INC.
ATTENTION:         Mr. Jeff Staab
TELEPHONE:         1-818-225-3279
FACSIMILE:         1-818-225-4010

FROM:              Derivatives Documentation
TELEPHONE:         212-272-2711
FACSIMILE:         212-272-9857

SUBJECT:           Mortgage Derivatives Confirmation and Agreement

REFERENCE NUMBER:  FXCWL069


Dear Sir/Madam,

         The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Countrywide Home Loans, Inc. ("Counterparty").

         The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.

         This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates. This Confirmation (including the schedule hereto) will constitute a Confirmation that supplements, forms a part of, and is subject to, an agreement (the "Agreement") in the form of the 1992 Multicurrency - Cross Border Master Agreement in the form published by the International Swaps and Derivatives Association, Inc. (the "ISDA Form"), as if on the Trade Date we had executed an agreement in such form, but without any Schedule except for the elections made herein.

         In the event of any inconsistency between the provisions of the ISDA Form and this Confirmation, this Confirmation will prevail for purposes of this Swap Transaction. Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement dated as of June 1, 2006 among CWABS, Inc. as depositor, Countrywide Home Loans, Inc. as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the "Pooling and Servicing Agreement").

The terms of the particular Transaction to which this Confirmation relates are as follows:

------------------------------------------------------ --------------------------------------------------
2.                                                     TRADE DETAILS
------------------------------------------------------ --------------------------------------------------
Notional Amount:                                       With respect to any Calculation Period, the lesser
                                                       of (i) the amount set forth for such period in
                                                       Schedule A attached hereto and (ii) the aggregate
                                                       Certificate Principal Balance of the Class 2-AV,
                                                       Class 3-AV-1, Class 3-AV-2, Class 3-AV-3, Class
                                                       3-AV-4, Class MV-1, Class MV-2, Class MV-3, Class
                                                       MV-4, Class MV-5, Class MV-6, Class MV-7, Class
                                                       MV-8, and Class BV Certificates (together, the
                                                       "Swap Certificates") immediately prior to the
                                                       Distribution Date (as defined in the Pooling and
                                                       Servicing Agreement) occurring in the calendar
                                                       month in which such Calculation Period ends.

------------------------------------------------------ --------------------------------------------------
Trade Date:                                            June 13, 2006.

------------------------------------------------------ --------------------------------------------------
Effective Date:                                        June 30, 2006.

------------------------------------------------------ --------------------------------------------------
Termination Date:                                      June 25, 2011, subject to adjustment in accordance
                                                       with the Following Business Day Convention
------------------------------------------------------ --------------------------------------------------
Upfront Amount:
------------------------------------------------------ --------------------------------------------------
      Upfront Amount:                                  Counterparty will pay $125,000 to BSFP on June 30,
                                                       2006.

------------------------------------------------------ --------------------------------------------------
Fixed Amounts:
------------------------------------------------------ --------------------------------------------------
      Fixed Rate Payer:                                Counterparty.

      Fixed Rate Payer Payment                         The 25th of each month in each year from (and
      Date(s):                                         including) July 25, 2006 to (and including) the
                                                       Termination Date,



                                                    2

                                                       subject to adjustment in accordance with the
                                                       Following Business Day Convention.

      Fixed Rate Payer Period End                      The 25th of each month in each year from (and
      Date(s):                                         including) July 25, 2006 to (and including) June
                                                       25, 2011, with No Adjustment.

      Fixed Rate:                                      5.46%.
------------------------------------------------------ --------------------------------------------------
      Fixed Rate Day Count Fraction:                   30/360.

------------------------------------------------------ --------------------------------------------------
Floating Amounts:
------------------------------------------------------ --------------------------------------------------
      Floating Rate Payer:                             BSFP.

      Floating Rate Payer Period End                   The 25th of each month in each year from (and
      Date(s):                                         including) July 25, 2006 to (and including) the
                                                       Termination Date, subject to adjustment in
                                                       accordance with the Following Business Day
                                                       Convention.

      Floating Rate Payer Payment Date(s):             Early Payment shall be applicable. For each
                                                       Calculation Period, the Floating Rate Payer Payment
                                                       Date shall be the first Business Day prior to the
                                                       related Floating Rate Payer Period End Date.

      Floating Rate Option.                            USD-LIBOR-BBA

      Floating Rate Day Count Fraction:                Actual/360.

      Designated Maturity:                             1 Month, except with respect to the initial
                                                       Calculation Period for which the Designated
                                                       Maturity shall be the Linear Interpolation of the 2
                                                       week and the 1 month.

------------------------------------------------------ --------------------------------------------------
      Reset Dates:                                     The first day of each Calculation Period.
------------------------------------------------------ --------------------------------------------------
Business Days:                                         New York.

------------------------------------------------------ --------------------------------------------------
Additional Provisions:                                 Each party hereto is hereby advised and
                                                       acknowledges that the other party has engaged in
                                                       (or refrained from engaging in) substantial
                                                       financial transactions and has taken (or refrained
                                                       from taking)
------------------------------------------------------ --------------------------------------------------



                                                    3

------------------------------------------------------ --------------------------------------------------
                                                       other material actions in reliance upon the entry
                                                       by the parties into the Transaction being entered
                                                       into on the terms and conditions set forth herein
                                                       and in the Confirmation relating to such
                                                       Transaction, as applicable. This paragraph shall be
                                                       deemed repeated on the trade date of each
                                                       Transaction.

------------------------------------------------------ --------------------------------------------------
3.                                                     ACCOUNT DETAILS
------------------------------------------------------ --------------------------------------------------
Payments to BSFP:                                      Citibank, N.A., New York
                                                       ABA  Number:  021-0000-89,  for the account of
                                                       Bear, Stearns Securities Corp.
                                                       Account Number:  0925-3186, for further credit
                                                       to Bear Stearns Financial Products Inc.
                                                       Sub-account  Number: 102-04654-1-3
                                                       Attention: Derivatives Department

------------------------------------------------------ --------------------------------------------------
Payments to Counterparty:                              See Assignment Agreement.

------------------------------------------------------ --------------------------------------------------
4.                                                     NETTING
------------------------------------------------------ --------------------------------------------------
Amendment to Section 2(c) of the Agreement:            Notwithstanding anything to the contrary in
                                                       Section 2(c) of the Agreement, amounts that
                                                       are payable with respect to Calculation
                                                       Periods which end in the same calendar month
                                                       (prior to any adjustment of period end dates)
                                                       shall be netted, as provided in Section 2(c)
                                                       of the Agreement, even if such amounts are
                                                       not due on the same payment date.  For
                                                       avoidance of doubt any payments pursuant to
                                                       Section 6(e) of the Agreement shall not be
                                                       subject to netting.
------------------------------------------------------ --------------------------------------------------

5. Provisions Deemed Incorporated into this Agreement:

The following provisions i) through vii) will be deemed to be incorporated into the Agreement:

     i) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

     ii)    Termination Provisions. For purposes of the Agreement:

            (a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

            (b)   "Specified Transaction" shall have the meaning specified in
                  Section 14 of this Agreement.

            (c) The "Breach of Agreement" provisions of Section 5(a)(ii) of the Agreement will be inapplicable to BSFP and Counterparty.

            (d) The "Credit Support Default" provisions of Section 5(a)(iii) of the Agreement will be inapplicable to BSFP and Counterparty.

            (e) The "Misrepresentation" provisions of Section 5(a)(iv) of the Agreement will be inapplicable to BSFP and Counterparty.

            (f)   The "Default Under Specified Transaction" provisions of
                  Section 5(a)(v) of the Agreement will be inapplicable to BSFP and Counterparty.

            (g) The "Cross Default" provisions of Section 5(a)(vi) of the Agreement will be inapplicable to BSFP and Counterparty.

            (h) The "Bankruptcy" provisions of Section 5(a)(vii)(2) of the Agreement will be inapplicable to Counterparty.

            (i) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Agreement will be inapplicable to BSFP and Counterparty.

            (j) Additional Termination Events. Additional Termination Events will apply. The following events shall constitute an Additional Termination Event hereunder:

                  (i) Upon the occurrence of a Collateralization Event (as defined in Part 5(vii)(d) below) BSFP has not, within 30 days (unless, within 30 days after such downgrade, each such Swap Rating Agency has reconfirmed the ratings of the Swap Certificates which were in effect immediately prior to such downgrade (determined without regard to any financial guaranty insurance policy, if applicable), unless the ratings of the Swap Certificates were changed due to a circumstance other than the downgrading of BSFP's rating), complied with Part 5(vii)(d) below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.

                  (ii) Upon the occurrence of a Ratings Event (as defined in Part 5(vii)(e) below) BSFP has not, within 10 business days after such rating withdrawal or downgrade (unless, within 10 business days after such withdrawal or downgrade, each such Swap Rating Agency has reconfirmed the ratings of the Swap Certificates which were in effect immediately prior to such withdrawal or downgrade (determined without regard to any financial guaranty insurance policy, if applicable), unless the ratings of the Swap Certificates were changed due to a circumstance other than the withdrawal or downgrading of BSFP's rating), complied with Part 5(vii)(e) below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.

                  (iii) An amendment and/or supplement to the Pooling and Servicing Agreement (or any other transaction document) is made without the prior written consent of BSFP (such consent not to be unreasonably withheld or delayed), if such amendment and/or supplement would: (a) materially adversely affect any of BSFP's rights or obligations hereunder; or (b) modify the obligations of, or impact the ability of, Counterparty to fully perform any of Counterparty's obligations hereunder. Counterparty shall be the sole Affected Party.

                  (iv) If an Applied Realized Loss Amount is applied to reduce the Certificate Principal Balance of any class of Class AV Certificates, then an Additional Termination Event shall have occurred with respect to Counterparty and Counterparty shall be the sole Affected Party with respect to such Additional Termination Event.

            (k) The "Automatic Early Termination" provision of Section 6(a) of the Agreement will be inapplicable to BSFP and Counterparty.

            (l) Payments on Early Termination. For the purpose of Section 6(e) of the Agreement:

                  (i)   Market Quotation will apply.
                  (ii)  The Second Method will apply.

            (m)   "Termination Currency" means United States Dollars.


      iii)  Tax Representations.

         Payer Tax Representations. For the purpose of Section 3(e), each of BSFP and Counterparty makes the following representation:

               It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on: (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under
               Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

         BSFP Payee Tax Representations. For the purpose of Section 3(f), BSFP makes the following representations:

               BSFP is a corporation organized under the laws of the United States.

         Counterparty Payee Tax Representations. For the purpose of Section 3(f), Counterparty makes the following representation:

               Counterparty represents that it is a "United States person" as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.


      iv)   Documents to be Delivered. For the purpose of Section 4(a):

         (a) Tax forms, documents or certificates to be delivered are:

----------------------------------- ------------------------------------ --------------------------------
Party required to deliver document  Form/Document/Certificate            Date by which to be delivered
----------------------------------- ------------------------------------ --------------------------------
BSFP and Counterparty               An executed U.S. Internal            Promptly after the earlier
                                    Revenue Service Form W-9 (or         of (i) reasonable demand by
                                    any successor thereto)and any        either party or (ii)
                                    other document required or           learning that such form or
                                    reasonably requested to allow        document is required
                                    the other party to make
                                    payments under this Agreement
                                    without any deduction or
                                    withholding for or on the
                                    account of any Tax or with such
                                    deduction or withholding at a
                                    reduced rate.

----------------------------------- ------------------------------------ --------------------------------


         (b) Other Documents to be delivered are:


--------------------------- ---------------------------------------------------- ---------------------- ----------------------------
Party required to           Form/Document/Certificate                            Date by which to be    Covered by Section 3(d)
deliver document                                                                 delivered              representation
--------------------------- ---------------------------------------------------- ---------------------- ----------------------------
BSFP and                    Any documents required or                            Upon the               Yes
--------------------------- ---------------------------------------------------- ---------------------- ----------------------------



                                      7

--------------------------- ---------------------------------------------------- ---------------------- ----------------------------
Counterparty                reasonably requested by the receiving party          execution
                            to evidence authority of the delivering party or     and delivery of this
                            its Credit Support Provider, if any, to execute      Agreement and such
                            and deliver this Agreement, any Confirmation,        Confirmation
                            and any Credit Support Documents to which it is
                            a party, and to evidence the authority of the
                            delivering party to its Credit Support Provider
                            to perform its obligations under this Agreement,
                            such Confirmation and/or Credit Support Document,
                            as the case may be.
--------------------------- ---------------------------------------------------- ---------------------- ----------------------------
BSFP and Counterparty       A certificate of an authorized officer of the        Upon the execution     Yes
                            party, as to the incumbency and authority of the     and delivery of this
                            respective officers of the party signing this        Agreement and such
                            agreement, any relevant Credit Support Document,     Confirmation
                            or any Confirmation, as the case may be.
--------------------------- ---------------------------------------------------- ---------------------- ----------------------------
BSFP                        An opinion of counsel (which may include in-house    Closing Date           No
                            counsel) reasonably satisfactory to Counterparty.
--------------------------- ---------------------------------------------------- ---------------------- ----------------------------
Counterparty                Executed copy of the Credit Support Document         Upon execution         Yes
                            specified herein.
--------------------------- ---------------------------------------------------- ---------------------- ----------------------------
Counterparty                Copy of any notice delivered under the Pooling and   Upon availability      Yes
                            Servicing Agreement that impacts this Confirmation
--------------------------- ---------------------------------------------------- ---------------------- ----------------------------



      v)    Miscellaneous.

            (a) Address for Notices: For the purposes of Section 12(a) of this
      Agreement:

            Address for notices or communications to BSFP:

                Address:    383 Madison Avenue, New York, New York  10179
                Attention:  DPC Manager
                Facsimile:  (212) 272-5823

            with a copy to:

                Address:    One Metrotech Center North, Brooklyn, New York
                            11201
                Attention:  Derivative Operations   7th Floor

                Facsimile:        (212) 272-1634

                (For all purposes)

            Address for notices or communications to Counterparty:

            Address:        4500 Park Granada
                            Mail Stop CH-143
                            Calabasas, CA 91302
            Attention:      Mr. Jeff Staab
            Facsimile:      818-225-3898
            Phone:          818-225-3279

            (b) Process Agent. For the purpose of Section 13(c):

                BSFP appoints as its Process Agent:  Not Applicable.

                Counterparty appoints as its Process Agent:  Not Applicable.

            (c) Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b), it shall not in future have any Office other than one in the United States.

            (d) Multibranch Party. For the purpose of Section 10(c) of this
                Agreement:

                    BSFP is not a Multibranch Party.

                    Counterparty is not a Multibranch Party.

            (e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.


            (f) Credit Support Document.

                With respect to BSFP: Not Applicable.
                With respect to Counterparty: From and including the date of its execution, the Pooling and Servicing Agreement. Counterparty agrees that the security interests in collateral granted to BSFP under the foregoing Credit Support Document shall secure the obligations of Counterparty to BSFP hereunder.

            (g) Credit Support Provider.

                With respect to BSFP:  Not Applicable.

                With respect to Counterparty:  Not Applicable.

            (h) Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine except Section 5-1401 and Section 5-1402 of the New York General Obligation
                Law).

            (i) Consent to Recording. Each party hereto consents and agrees the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, and waives any further notice of such monitoring or recording.

            (j) Waiver of Jury Trial. To the extent permitted by applicable law, each party irrevocably waives any and all right to trial by jury in any legal proceeding in connection with this Agreement, any Credit Support Document to which it is a Party, or any Transaction. Each party also acknowledges that this waiver is a material inducement to the other party's entering into this Agreement.

            (k) "Affiliate" Counterparty and BSFP shall be deemed to not have any Affiliates for purposes of this Agreement.

            (l) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

                The parties shall endeavour to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition

      vi)       Additional Representations:

                Each party represents to the other party that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary):-

                (a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Transaction: it being understood that information and explanations related to the terms and conditions of the Transaction shall not be considered investment advice or a recommendation to enter into the Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

                (b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Transaction. It is also capable of assuming, and assumes, the risks of the Transaction.

                (c) Status of Parties. The other party is not acting as a
                    fiduciary for or an adviser to it in respect of the Transaction.

                (d) Purpose. It is entering into the Transaction for the
                    purposes of hedging its assets or liabilities or in connection with a line of business.

                (e) Eligible Contract Participant Representation. It is an
                    "eligible contract participant" within the meaning of
                    Section 1(a)(12) of the Commodity Exchange Act, as amended, including as amended by the Commodity Futures Modernization Act of 2000.

      vii)      Other Provisions.

                (a) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-Off set fort in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

                (b) Proceedings. BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against, the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates. Nothing herein shall prevent BSFP from participating in any such proceeding once commenced.

                (c) Transfer, Amendment and Assignment. No transfer,
                    amendment, waiver, supplement, assignment or other modification of this Confirmation shall be permitted by either party unless (A) Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. ("S&P") has been provided notice of such transfer, amendment, waiver, supplement, assignment or other modification and confirms in writing (including by facsimile transmission) that it will not qualify, downgrade, withdraw or modify its then current ratings of the Swap Certificates issued pursuant to the Pooling and Servicing Agreement, (B) neither an Event of Default with respect to the transferee nor a Termination Event would exist immediately after that transfer, amendment, waiver, supplement, assignment or other modification and (C) as of the time of the transfer, amendment, waiver, supplement, assignment or other modification, such act would not cause any payments under the Transaction to become subject to withholding tax.

                (d) Approved Ratings Threshold. In the event that (A) either
                    (i) the unsecured, long-term senior debt obligations of BSFP are rated below "A1" by Moody's or are rated "A1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, short-term debt obligations of BSFP are rated below "P-1" by Moody's or are rated "P-1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), (B) no short-term rating is available from Moody's and the unsecured, long-term senior debt obligations of BSFP are rated below "Aa3" by Moody's or are rated "Aa3" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), or (C) either (i) the unsecured, short-term debt obligations of BSFP are rated below "A-1" by S&P or (ii) if BSFP does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of BSFP are rated below "A+" by S&P (such event, a "Collateralization Event"), then, BSFP, at its own cost, shall within 30 days either (i) cause another entity to replace BSFP as party to this Agreement that meets or exceeds the Swap Counterparty Ratings Requirement and that is approved by the Trustee (which approval shall not be unreasonably withheld or delayed) on terms substantially similar to this Agreement; (ii) obtain a guaranty of, or a contingent agreement of another person that satisfies the Swap Counterparty Ratings Requirement (and which satisfies the Rating Agency Condition), to honor BSFP's obligations under this Agreement, provided that such other person is approved by the Trustee such approval not to be unreasonably withheld or delayed; (iii) post collateral in accordance with a Credit Support Annex which satisfies the Rating Agency Condition; or (iv) establish any other arrangement satisfactory to the applicable Swap Rating

                    Agency which will be sufficient to restore the immediately prior ratings of the Swap Certificates (determined without regard to any financial guaranty insurance policy, if applicable) and which satisfies the Rating Agency Condition. All collateral posted by BSFP shall be returned to BSFP immediately upon BSFP securing a substitute counterparty that satisfies the Swap Counterparty Ratings Requirement. "Swap Rating Agency" means S&P and Moody's.

                    "Swap Counterparty Ratings Requirement" shall mean (a) either (i) the unsecured, short-term debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least "A-1" by S&P or (ii) if the substitute counterparty does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least "A+" by S&P, and (b) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "A1" by Moody's (and if rated "A1" by Moody's, such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "P-1" by Moody's (and if rated "P-1" by Moody's, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such substitute counterparty (or its Credit Support Provider) does not have a short-term debt rating from Moody's, the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "Aa3" by Moody's (and if rated "Aa3" by Moody's, such rating is not on watch for possible downgrade).

                    "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder, that the party acting or failing to act has consulted with each Rating Agency then providing a rating of any Swap Certificates and has received from each Rating Agency a written confirmation that the proposed action or inaction would not cause such Rating Agency to downgrade or withdraw its then-current rating of any Swap Certificates.

                (e) Ratings Event. It shall be a ratings event ("Ratings
                    Event") if at any time after the date hereof BSFP shall fail to satisfy the Swap Counterparty Ratings Threshold. Swap Counterparty Ratings Threshold shall mean (A) the unsecured, long-term senior debt obligations of BSFP are rated at least "BBB-" by S&P, and (B) either (i) the unsecured, long-term senior debt obligations of BSFP are rated at least "A2" by Moody's (including if such rating is on watch for possible downgrade) and the unsecured, short-term debt obligations of BSFP are rated at least "P-1" by Moody's (including if such rating is on watch for possible downgrade) or (ii) if BSFP does not have a short-term rating from Moody's, the unsecured, long-term senior debt obligations of BSFP are rated at least "A1" by Moody's (including if such rating is on watch for possible downgrade).

                    Following a Ratings Event, BSFP shall take the following actions at its own expense, (A) immediately post collateral in accordance with a Credit Support Annex which satisfies the Rating Agency Condition (until such time as it has secured a substitute counterparty or a guarantor that satisfies the Swap Counterparty Ratings Requirement), and (B) not later than 10 business days after the occurrence of such a downgrade or withdrawal by S&P or Moody's, either (I) assign all of its rights and obligations under the Transactions to a counterparty that satisfies the Swap Counterparty Ratings Requirement or whose guarantor (pursuant to a form of guaranty which satisfies the Rating Agency Condition) satisfies the Swap Counterparty Ratings Requirement (or which satisfies the Rating Agency Condition) pursuant to documentation substantially similar to the documentation then in place and subject to prior notification to the Rating Agencies, or (II) provide a guaranty (pursuant to a form of guaranty that satisfies the Rating Agency Condition) from a guarantor that satisfies the Swap Counterparty Ratings Requirement (or which satisfies the Rating Agency Condition) pursuant to documentation substantially similar to the documentation then in place and subject to prior notification to the Rating Agencies. In respect of subclause (I) immediately above, Countrywide Securities Corporation shall make a good faith attempt to provide reasonable assistance to BSFP in locating a replacement party and effecting the assignment.

                (f) USA PATRIOT Act Notice. BSFP hereby notifies Counterparty that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26,
                    2001)) (the "Act"), it is required to obtain, verify and record information that identifies Counterparty, which information includes the name and address of Counterparty and other information that will allow BSFP to identify Counterparty in accordance with the Act.

                (g) Amendments. Counterparty agrees that it will obtain BSFP's consent (which consent shall not be unreasonably withheld or delayed) prior to amending or supplementing the Pooling and Servicing Agreement (or any other transaction document), if such amendment and/or supplement would: (a) materially adversely affect any of BSFP's rights or obligations hereunder; or (b) modify the obligations of, or impact the ability of, Counterparty to fully perform any of Counterparty's obligations hereunder.

                (h) Assignment. BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

                (i) Regulation AB Compliance. BSFP and Counterparty agree that the terms of the Item 1115 Agreement dated as of January 30, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Financial Products Inc. shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A.

                (j) Swap Contract Administration Agreement. BSFP shall be an express third party beneficiary of the Swap Contract Administration Agreement, dated as of June 30, 2006 (the "Swap Contract Administration Agreement"), among The Bank of New York, as Swap Contract Administrator and not in its individual or corporate capacity but solely as Trustee under the Pooling and Servicing Agreement, and Countrywide Home Loans, Inc. A copy of the Swap Contract Administration Agreement is attached hereto as Annex B.

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:    /s/ Annie Manevitz
       ------------------------------
       Name:    Annie Manevitz
       Title:   Authorized Signatory

COUNTRYWIDE HOME LOANS, INC.



By:    /s/ Jennifer Shiley Sandefur
       --------------------------------------
       Name:  Jennifer Shiley Sandefur
       Title: Managing Director and Treasurer

        Schedule A to the Confirmation dated as of June 30, 2006
        Re: Reference Number FXCWL069

          Period Start Date         Period End Date        Notional Amount
                  30-Jun-06               25-Jul-06            330,754,879
                  25-Jul-06               25-Aug-06            327,907,165
                  25-Aug-06               25-Sep-06            324,682,782
                  25-Sep-06               25-Oct-06            321,085,209
                  25-Oct-06               25-Nov-06            317,119,320
                  25-Nov-06               25-Dec-06            312,791,397
                  25-Dec-06               25-Jan-07            308,106,898
                  25-Jan-07               25-Feb-07            303,200,962
                  25-Feb-07               25-Mar-07            297,973,492
                  25-Mar-07               25-Apr-07            292,621,304
                  25-Apr-07               25-May-07            286,923,281
                  25-May-07               25-Jun-07            280,894,670
                  25-Jun-07               25-Jul-07            274,552,365
                  25-Jul-07               25-Aug-07            268,033,207
                  25-Aug-07               25-Sep-07            261,261,920
                  25-Sep-07               25-Oct-07            254,257,913
                  25-Oct-07               25-Nov-07            247,041,541
                  25-Nov-07               25-Dec-07            239,634,048
                  25-Dec-07               25-Jan-08            232,066,715
                  25-Jan-08               25-Feb-08            224,757,538
                  25-Feb-08               25-Mar-08            217,700,188
                  25-Mar-08               25-Apr-08            210,886,531
                  25-Apr-08               25-May-08            204,308,697
                  25-May-08               25-Jun-08            197,959,084
                  25-Jun-08               25-Jul-08            187,643,917
                  25-Jul-08               25-Aug-08            178,087,432
                  25-Aug-08               25-Sep-08            169,090,842
                  25-Sep-08               25-Oct-08            160,621,479
                  25-Oct-08               25-Nov-08            152,648,658
                  25-Nov-08               25-Dec-08            145,143,548
                  25-Dec-08               25-Jan-09            140,504,539
                  25-Jan-09               25-Feb-09            136,038,906
                  25-Feb-09               25-Mar-09            131,740,970
                  25-Mar-09               25-Apr-09            127,605,243
                  25-Apr-09               25-May-09            123,626,432
                  25-May-09               25-Jun-09            119,695,047
                  25-Jun-09               25-Jul-09            115,802,605
                  25-Jul-09               25-Aug-09            112,083,753
                  25-Aug-09               25-Sep-09            108,509,589
                  25-Sep-09               25-Oct-09            105,075,111
                  25-Oct-09               25-Nov-09            101,775,509
                  25-Nov-09               25-Dec-09             98,666,653
                  25-Dec-09               25-Jan-10             95,631,612
                  25-Jan-10               25-Feb-10             92,715,726
                  25-Feb-10               25-Mar-10             89,911,344
                  25-Mar-10               25-Apr-10             87,215,008

                  25-Apr-10               25-May-10             84,623,376
                  25-May-10               25-Jun-10             82,124,413
                  25-Jun-10               25-Jul-10             79,680,614
                  25-Jul-10               25-Aug-10             77,248,310
                  25-Aug-10               25-Sep-10             74,908,441
                  25-Sep-10               25-Oct-10             72,658,143
                  25-Oct-10               25-Nov-10             70,494,646
                  25-Nov-10               25-Dec-10             68,412,009
                  25-Dec-10               25-Jan-11             66,401,316
                  25-Jan-11               25-Feb-11             64,460,222
                  25-Feb-11               25-Mar-11             62,586,375
                  25-Mar-11               25-Apr-11             60,777,668
                  25-Apr-11               25-May-11             59,031,931
                  25-May-11               25-Jun-11             57,346,476

                                    ANNEX A

                   [Insert Form of Regulation AB Agreement]

                                    ANNEX B

            [Insert Form of Swap Contract Administration Agreement]



                                      20